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                                                                   EXHIBIT 10.28

                     SEVENTH AMENDMENT AND WAIVER AGREEMENT

          SEVENTH AMENDMENT AND WAIVER AGREEMENT, dated as of September 14, 2001 (this "Amendment"), to the Credit Agreement, dated as of August 11, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"; as modified hereby and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CELADON GROUP, INC., a Delaware corporation ("Group") and CELADON TRUCKING SERVICES, INC., a New Jersey corporation ("Trucking"; together with Group, each a "Borrower", collectively, the "Borrowers") the banks and other financial institutions parties thereto (the "Lenders"), and ING (U.S.) CAPITAL LLC, as administrative agent (the "Administrative Agent") and arranger for the Lenders.

                                    RECITALS

          The Borrowers have requested that the Administrative Agent and the Lenders agree to amend and waive certain provisions of the Credit Agreement as set forth in this Amendment. The Administrative Agent and the Lenders parties hereto are willing to agree to such amendments and waivers, but only on the terms and subject to the conditions set forth in this Amendment.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

          2. Amendment. Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the proviso at the end of the first sentence of the definition of "Consolidated EBITDA" and substituting in lieu thereof the following new proviso to read in its entirety as follows:

         "provided, that Consolidated EBITDA shall in any event exclude, from and after the Closing Date, (x) the effect of any write-up of any assets acquired in the Zipp Acquisition or any other permitted acquisitions, (y) the amount of any non-cash income recognized during any period for which Consolidated EBITDA is determined, and (z) the $3,692,000 extraordinary non-cash loss incurred in conjunction with the sale of Cheetah Transportation Co."



          3. Waivers. Each of the Administrative Agent and the Lenders hereby waive any Default or Events of Default resulting from the Borrowers' failure to comply with (a) Section 9.1(b)(ii) (Interest Coverage) and (b) Section 9.1(c)(ii) (Minimum Fixed Charge Coverage) of the Existing Credit Agreement for the fiscal quarter ended June 30, 2001; provided,










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however, that the actual results for such fiscal quarter are not materially different, in the Administrative Agent's sole and absolute discretion, from the results set forth in the preliminary covenant compliance worksheet provided by the Borrowers to the Administrative Agent which projected the Interest Coverage ratio as 0.80 and the Minimum Fixed Charge ratio as 0.96 for such fiscal quarter.


          4. Amendment and Waiver Fee. On or prior to the Amendment Effective Date, the Borrowers, jointly and severally, shall pay to the Administrative Agent, for the benefit of each Lender that executes this Amendment (an "Approving Lender"), an amendment and waiver consent fee (the "Amendment and Waiver Fee") in an amount equal to the product of (x) 20 basis points times (y) the sum of (i) such Approving Lender's Revolving Credit Commitment as of the date hereof, and (ii) the aggregate outstanding principal balance of all such Approving Lender's Term Loans as of the date hereof.


          5. Condition Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

          (a) receipt by the Administrative Agent of this Amendment, executed and delivered by duly authorized officers of the Required Lenders and the Borrowers and acknowledged by each of the Guarantors;

          (b) receipt by the Administrative Agent of an Officer's Certificate from each Borrower, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Borrower, stating that after giving effect to this Amendment, (i) all the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct, (ii) no Default or Event of Default will have occurred and be continuing, (iii) there has been no change to the certificate of incorporation and by-laws of such Borrower as of the Closing Date, (iv) there has been no change to such Borrower's state of organization from its state of organization as of the Closing Date, and (v) such Borrower has not created any Subsidiaries from and after the Closing Date without notifying the Administrative Agent, all of which statements shall be true and correct as of the Amendment Effective Date;

          (c) receipt by the Administrative Agent of the Amendment and Waiver Fee; and

          (d) receipt by the Administrative Agent of any other documents relating hereto that shall be reasonably requested by the Administrative Agent.

          6. No Default. On the Amendment Effective Date, (i) the Borrowers shall be in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by each Borrower pursuant to Section 7 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.







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          7.  Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.s if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

          8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          9. Expenses. Each Borrower, jointly and severally, hereby agrees to pay and reimburse the Administrative Agent for all of the reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

          10. Applicable Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.



                            [SIGNATURE PAGES FOLLOW]



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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.



                                       CELADON GROUP, INC.



                                       By: /s/ Roger Burbage
                                           -----------------
                                           Name:  Roger Burbage
                                           Title: Secretary


                                       CELADON TRUCKING SERVICES, INC.



                                       By: /s/ Roger Burbage
                                           -----------------
                                           Name:  Roger Burbage
                                           Title: Secretary


                                       ING (U.S.) CAPITAL LLC,
                                       as Administrative Agent and as a Lender



                                       By: /s/ Bill Redmond
                                           ----------------
                                           Name:  William Redmond
                                           Title: Director



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          The undersigned Lenders hereby consent and agree to the foregoing
Amendment:


                                      KEYBANK NATIONAL ASSOCIATION,
                                      as a Lender



                                      By: /s/ Kevin Hipskind
                                          ------------------
                                          Name:  Kevin Hipskind
                                          Title: Vice President


                                      NATIONAL BANK OF CANADA,
                                      as a Lender



                                      By: /s/ David G. Fuller
                                          -------------------
                                          Name:  David G. Fuller
                                          Title: Vice President


                                      UNION PLANTERS BANK, N.A.,
                                      as a Lender



                                      By: /s/ Michael S. Repp
                                          -------------------
                                          Name:  Michael S. Repp
                                          Title: Vice President


                                      THE NORTHERN TRUST COMPANY,
                                      as a Lender



                                      By: /s/ Jeffrey B. Clark
                                          --------------------
                                          Name:  Jeffrey B. Clark
                                          Title: Vice President




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                                       FIFTH THIRD BANK, INDIANA,
                                       as a Lender



                                       By: /s/ Jeffrey L. Hale
                                           -------------------
                                           Name:  Jeffrey L. Hale
                                           Title: Vice President



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          The undersigned guarantors hereby consent and agree to the foregoing
Amendment:


                                        CELADON TRUCKING SERVICES OF
                                        INDIANA, INC.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary


                                        CELADON TRANSPORTATION, LLP



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary





                                        CHEETAH BROKERAGE CO.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary





                                        CHEETAH TRANSPORTATION CO.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary







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                                        INTERNATIONAL FREIGHT HOLDING CORP.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary


                                        JML FREIGHT FORWARDING, INC.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary


                                        RIL GROUP, LTD.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary


                                        RIL INC.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary


                                        WELLINGMUFT HOLDING CO.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary




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                                        CELADON LOGISTICS, INC.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary


                                        RANDY EXPRESS, LTD.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary


                                        RIL ACQUISITION CORP.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary


                                        CELADON JACKY MAEDER CO.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary


                                        ZIPP EXPRESS, INC.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary




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                                        CELADON E-COMMERCE, INC.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary


                                        TRUCKERSB2B.COM, INC.



                                        By: /s/ Roger Burbage
                                            -----------------
                                            Name:  Roger Burbage
                                            Title: Secretary